EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 29, 2012 (the “Report”), I, Lori A. Varlas, Chief Financial Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

December 13, 2012	/s/ LORI A. VARLAS
Lori A. Varlas
Chief Financial Officer (Principal Financial Officer)